Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Commitments and Contingencies
Commitments and Contingencies

(9) Commitments and Contingencies

The Company is occasionally involved in lawsuits and disputes arising in the normal course of business. In the opinion of management, based upon advice of counsel, the likelihood of an adverse outcome against the Company is remote. As such, management believes that the ultimate outcome of these lawsuits will not have a material impact on the Company's financial position or results of operations.

(10) Commitments and Contingencies

Minimum lease commitments for noncancelable leases for the years ended December 31, are as follows:

2014	$1,301,497
2015	596,498
2016	236,918
2017	23,660
2018	5,360

$2,163,933

Total rental expense was $792,553 and $19,560 for the years ended 2013 and 2012, respectively.

Contingencies

The Company is occasionally involved in lawsuits and disputes arising in the normal course of business. In the opinion of management, based upon advice of counsel, the likelihood of an adverse outcome against the Company is remote. As such, management believes that the ultimate outcome of these lawsuits will not have a material impact on the Company's financial position or results of operations.

Worker's Compensation Liability

Certain of the Company's employees are covered under a self-insured worker's compensation plan. The Company estimates its worker's compensation liability based on current employee levels and past claims experience, and has an accrued liability to cover estimated future costs. At December 31, 2013, the accrued liability was approximately $1.1 million. There can be no assurance that the Company's estimates are accurate, and any differences could be material.